 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 17, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements
On October 15, 2014, Brixmor Property Group Inc. announced that Brixmor LLC (the “Company”), an indirect subsidiary of Brixmor Property Group Inc., had received the requisite consents from holders of the Company’s outstanding 7.97% Notes due 2026, 7.65% Notes due 2026, 7.68% Notes due 2026, 6.90% Notes due 2028 (both series) and 7.50% Notes due 2029 (collectively, the “Notes”), to adopt proposed amendments (the “Amendments”) to the indentures (“Indentures”) governing the Notes pursuant to the Company’s previously announced consent solicitations (the “Consent Solicitations”), which were made in conjunction with the Company’s previously announced tender offers (the “Offers”) for such Notes. The Offers and Consent Solicitations were made in accordance with the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated September 18, 2014, and in the related Letter of Transmittal and Consent.
On October 16, 2014, following the receipt of the requisite consents with respect to the Notes, the Company and U.S. Bank Trust National Association, as trustee, executed supplemental indentures (the “Supplemental Indentures”) with respect to the Indentures containing the Amendments. The Amendments provide for the elimination of substantially all of the restrictive covenants and certain of the events of default contained in such Indenture relating to the Notes issued thereunder.
The foregoing description of the Supplemental Indentures is not complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibit 4.1 and Exhibit 4.2 hereto and is incorporated herein by reference.
A copy of the press release, dated October 15, 2014, announcing the receipt of requisite consents pursuant to the Consent Solicitations by Brixmor LLC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.
On October 17, 2014, Brixmor Property Group Inc. announced the expiration of the previously announced Offers by the Company to purchase for cash any and all of the Company’s outstanding Notes.

As of 11:59 p.m., New York City time, on October 16, 2014, the expiration time for the Offers and Consent Solicitations, the following principal amounts of Notes had been validly tendered and not validly withdrawn pursuant to the Offers: $2,168,000 aggregate principal amount of the 7.97% Notes due 2026 (CUSIP No. 64806QAA2), $3,538,000 aggregate principal amount of 7.65% Notes due 2026 (CUSIP No. 64806QAD6), $4,387,000 aggregate principal amount of 7.68% Notes due 2026 (CUSIP No. 64806QAG9), $8,422,000 aggregate principal amount of 6.90% Notes due 2028 (CUSIP No. 64806QAK0), $13,187,000 aggregate principal amount of 6.90% Notes due 2028 (CUSIP No. 64806QAL8) and $18,502,000 aggregate principal amount of 7.50% Notes due 2029 (CUSIP No. 64805EAB8).

The Company has accepted for purchase and payment all of the tendered Notes. Payment for the purchased Notes is expected to be made on October 17, 2014.

A copy of the press release, dated October 17, 2014, announcing the expiration of the Offers and the Consent Solicitations by Brixmor LLC is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
4.1
Supplemental Indenture, dated as of October 16, 2014, between Brixmor LLC and U.S. Bank Trust National Association, relating to Brixmor LLC’s 7.97% Notes due 2026, 7.65% Notes due 2026, 7.68% Notes due 2026 and both series of 6.90% Notes due 2028.

4.2	Supplemental Indenture, dated as of October 16, 2014, between Brixmor LLC and U.S. Bank Trust National Association, relating to Brixmor LLC’s 7.50% Notes due 2029.

99.1	Press Release, dated October 15, 2014, announcing the receipt of requisite consents pursuant to the Consent Solicitations by Brixmor LLC.

99.2	Press Release, dated October 17, 2014, announcing the expiration of Offers and Consent Solicitations by Brixmor LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President and
General Counsel
Date: October 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1
Supplemental Indenture, dated as of October 16, 2014, between Brixmor LLC and U.S. Bank Trust National Association, relating to Brixmor LLC’s 7.97% Notes due 2026, 7.65% Notes due 2026, 7.68% Notes due 2026 and both series of 6.90% Notes due 2028.

4.2	Supplemental Indenture, dated as of October 16, 2014, between Brixmor LLC and U.S. Bank Trust National Association, relating to Brixmor LLC’s 7.50% Notes due 2029.

99.1	Press Release, dated October 15, 2014, announcing the receipt of requisite consents pursuant to the Consent Solicitations by Brixmor LLC.

99.2	Press Release, dated October 17, 2014, announcing the expiration of Offers and Consent Solicitations by Brixmor LLC.